Filed Pursuant to Rule 497(e)

Registration No. 033-66262

GAMCO GLOBAL SERIES FUNDS, INC.

The Gabelli Global Rising Income and Dividend Fund

Gabelli Global Mini MitesTM Fund

Supplement dated March 31, 2026

to

Statutory Prospectus and Statement of Additional Information, each dated April 30, 2025 and supplemented from time to time

This supplement amends certain information in the Prospectus (the “Prospectus”), Statement of Additional Information (the “SAI”) of GAMCO Global Series Funds, Inc., each dated April 30, 2025 and supplemented from time to time. Unless otherwise indicated, all other information included in the Prospectus and SAI, or any previous supplements thereto, that is not inconsistent with the information set forth in this supplement, remains unchanged. Capitalized terms not otherwise defined in this supplement have the same meaning as in the Prospectus and SAI.

The following paragraphs replace the disclosure in the Prospectus sub-section entitled “Management – The Portfolio Manager” for The Gabelli Global Rising Income and Dividend Fund (the “GRID Fund”) beginning on page 34:

The Portfolio Managers. Mario J. Gabelli, CFA, Robert D. Leininger, and Macrae Sykes are primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has served as portfolio manager of the Fund since 1994, and Messrs. Leininger and Sykes have served as portfolio managers of the Fund since March 2026.

The investment team assists in developing and executing the Fund’s investment strategy, and includes Justin Bergner, Sarah Donnelly, Joseph Gabelli, and Brian C. Sponheimer.

The members of the investment team may take on primary responsibility for the day-to-day management of the Fund in place of or in addition to the named portfolio managers, and are subject to change from time to time, in the judgment and at the discretion of the Adviser.

The following paragraphs replace the disclosure in the Prospectus sub-section entitled “Management – The Portfolio Managers” for Gabelli Global Mini Mites Fund (the “Global Mini Mites Fund”) beginning on page 43:

The Portfolio Managers. Mario J. Gabelli, CFA, Sarah Donnelly, Ashish Sinha, and Hendi Susanto are primarily responsible for the day-to-day management of the Fund. Mr. Gabelli has served as portfolio manager of the Fund since 1994, and Ms. Donnelly and Messrs. Sinha and Susanto have served as portfolio managers of the Fund since March 2026.

The investment team assists in developing and executing the Fund’s investment strategy and includes Justing Bergner and Joseph Gabelli.

The members of the investment team may take on primary responsibility for the day-to-day management of the Fund in place of or in addition to the named portfolio managers, and are subject to change from time to time, in the judgment and at the discretion of the Adviser.

The following paragraphs is added to and / or replaces existing biographical information in the Prospectus sub-section entitled “Management of the Funds – The Portfolio Managers” beginning on page 58:

Mr. Robert D. Leininger is jointly and primarily responsible for the day-to-day investment management of the GRID Fund. Mr. Leininger joined Gabelli in 1993 as a security analyst covering the beverage industry after earning his M.B.A. from the Wharton School at the University of Pennsylvania. He re-joined Gabelli in 2010 as a portfolio manager. He holds the Chartered Financial Analyst designation, which he earned in 1990, and is a member of the Financial Analysts Society of Philadelphia. Mr. Leininger is a magna cum laude graduate of Amherst College with a degree in Economics.

Mr. Macrae Sykes is jointly and primarily responsible for the day-to-day investment management of the GRID Fund. Mr. Sykes joined the firm in 2008 as an analyst focused on financial services. He was ranked #1 investment services analyst by the Wall Street Journal in 2010, was a runner-up in the annual StarMine analyst awards for stock picking in 2014 and 2018, and received several honorable mentions for coverage of brokers and asset managers from Institutional Investor. In 2018, Mr. Sykes was a contributing author to “The Warren Buffett Shareholder: Stories from inside the Berkshire Hathaway Annual Meeting” edited by Lawrence Cunningham and Stephen Cuba. Mr. Sykes holds a BA in economics from Hamilton College and an MBA degree in finance from Columbia Business School.

Mr. Ashish Sinha is jointly and primarily responsible for the day-to-day investment management of the Global Mini Mites Fund. Mr. Sinha, Assistant Vice President of GAMCO Asset Management U.K., serves as a portfolio manager for Gabelli Funds LLC. Mr. Sinha joined GAMCO UK in 2012 as a research analyst. He has a BSBA degree from the Institute of Management Studies, and an MB from IIFT.

Mr. Hendi Susanto is jointly and primarily responsible for the day-to-day investment management of the Global Mini Mites Fund. Mr. Susanto is a portfolio manager for Gabelli Funds LLC. Mr. Susanto joined Gabelli in 2007 as a research analyst. He currently covers the global technology industry. Mr. Susanto received a BS degree summa cum laude from the University of Minnesota, a M.S. from M.I.T., and an M.B.A. from the Wharton School of Business.

The following disclosure is added at the end of the subsection entitled “Purchase of Shares—Additional Purchase Information”

Wells Fargo Clearing Services, LLC and Wells Fargo Advisors Financial Network, LLC (collectively, “Wells Fargo Advisors”)

Wells Fargo Clearing Services, LLC operates a First Clearing business, but these rules are not intended to include First Clearing firms.

Effective April 1, 2026, Clients of Wells Fargo Advisors purchasing fund shares through Wells Fargo Advisors are eligible for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the prospectus or statement of additional information (“SAI”). In all instances, it is the investor's responsibility to inform Wells Fargo Advisors at the time of purchase of any relationship, holdings, or other facts qualifying the investor for discounts or waivers. Wells Fargo Advisors can ask for documentation supporting the qualification.

Wells Fargo Advisors Class A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class A shares of the fund in a Wells Fargo Advisors brokerage account are entitled to a waiver of the front-end load in the following circumstances:

●	Wells Fargo Advisors employee and employee-related accounts according to Wells Fargo Advisor’s employee account linking rules. Legacy accounts and positions receiving affiliate discounts prior to the effective date will continue to receive discounts. Going forward employees of affiliate businesses will not be offered NAV.

●	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund.

WellsTrade, the firm’s online self-directed brokerage account, generally offers no-load share classes but there could be instances where a Class A share is offered without a front-end sales charge.

Wells Fargo Advisors Class 529-A share front-end sales charge waivers information.

Wells Fargo Advisors clients purchasing or converting to Class 529-A shares of the fund through Wells Fargo Advisors transactional brokerage accounts are entitled to a waiver of the front-end load in the following circumstances:

●	Shares purchased through a rollover from another 529 plan.

●	Recontribution(s) of distributed funds are only allowed during the NAV reinstatement period as dictated by the sponsor’s specifications outlined by the plan.

Wells Fargo Advisors is not able to apply the NAV Reinstatement privilege for 529 Plan account purchases placed directly at the fund company. Investors wishing to utilize this privilege outside of Wells Fargo systems will need to do so directly with the Plan or a financial intermediary that supports this feature.

Unless specifically described above, other front-end load waivers are not available on mutual fund purchases through Wells Fargo Advisors.

Wells Fargo Advisors Contingent Deferred Sales Charge information.

●	Contingent deferred sales charges (CDSC) imposed on fund redemptions will not be rebated based on future purchases.

Wells Fargo Advisors Class A front-end load discounts

Wells Fargo Advisors Clients purchasing Class A shares of the fund through Wells Fargo Advisors brokerage accounts will follow the following aggregation rules for breakpoint discounts:

●	Effective April 1, 2026, SEP or SIMPLE IRAs will not be aggregated as a group plan. They will aggregate with the client’s personal accounts based on Social Security Number. Previously established SEP and SIMPLE IRAs may still be aggregated as a group plan.

●	Effective April 1, 2026, Employer-sponsored retirement plan (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans) accounts will aggregate with other plan accounts under the same Tax ID and will not be aggregated with other retirement plan accounts under a different Tax ID or personal accounts. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, SIMPLE IRAs, SAR-SEPs or Keogh plans.

●	Gift of shares will not be considered when determining breakpoint discounts.

The following information is added to the Statement of Additional Information in the section titled “Investment Advisory and Other Services—Portfolio Manager Information—Other Accounts Managed—Gabelli Global Rising Income and Dividend Fund”:

Excludes GRID Fund

Name of Portfolio Manager	Type of accounts	Total Number of Accounts Manage	Total assets	Number of Accounts Managed with Advisory Fee Based on Performance	Total Assets with Advisory Fee Based on Performance
Robert D. Leininger	Registered Investment Companies	3	$7.0 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	114	$124.4 million	0	$0

Macrae Sykes	Registered Investment Companies	5	$7.0 billion	0	$0
	Other Pooled Investment Vehicles	0	$0	0	$0
	Other accounts	26	$38.0 million	0	$0

The following disclosure replaces the disclosure in the Statement of Information in the section titled “Investment Advisory and Other Services—Portfolio Manager Information—Compensation Structure for Portfolio Managers other than Mario J. Gabelli”

The compensation of the portfolio managers for each of the Global Content & Connectivity Fund, the Global Growth Fund, the International Small Cap Fund, the GRID Fund, and the Global Mini Mites Fund other than Mr. Gabelli is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. The portfolio managers receive a compensation package that includes a minimum draw or base salary, equity based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenues received by the Adviser for managing a Fund to the extent that the amount exceeds a minimum level of compensation, and discretionary bonuses. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective portfolio manager’s compensation) allocable to the respective Fund. Compensation for managing accounts that have a performance based fee will have two components. One component is based on a percentage of net revenues received by the adviser for managing the account. The second component is based on absolute performance of the account, with respect to which a percentage of the performance fee is paid to the portfolio manager(s). These methods of compensation are based on the premise that superior long term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. The level of equity based incentive and incentive-based variable compensation is based on an evaluation by the Adviser’s parent, GAMI, of quantitative and qualitative performance evaluation criteria.

The following information is added to the Statement of Additional Information in the section titled “Ownership of Shares in the Fund”:

Name	Fund	Dollar Range of Equity Securities Held in the Fund*
Robert D. Leininger	GRID Fund	A

Macrae Sykes	GRID Fund	A

All references to Mr. Chong-min Kang in the Prospectus and SAI are deleted.

SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE